SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


               Date of Report
               (Date of earliest
                event reported):        May 17, 2002


                                Banta Corporation
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-6187                     39-0148550
---------------                 -----------------              -------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                   225 Main Street, Menasha, Wisconsin 54952
          (Address of principal executive offices, including zip code)


                                 (920) 751-7777
                         (Registrant's telephone number)

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On May 17, 2002, the Board of Directors of Banta Corporation (the "Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent accountants and engaged Ernst & Young LLP to serve as the Company's independent accountants for 2002. Ernst & Young LLP will audit the financial statements of the Company for the fiscal year ending December 28, 2002.

          Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

          During the fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of said former accountant, would have caused it to make a reference to the subject matter of such disagreements in connection with its reports ("Disagreements"). During the fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

          The Company provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 22, 2002, stating its agreement with such statements.

          During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a Disagreement or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.  The following exhibit is being filed herewith:

               (16) Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.


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
                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANTA CORPORATION



Date: May 23, 2002              By:/s/ Ronald D. Kneezel
                                   --------------------------------------------
                                   Ronald D. Kneezel
                                   Vice President, General Counsel and Secretary


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
                                BANTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit
Number                        Description
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16             Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated May 22, 2002.




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